Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares RAFI Long/Short

ProShares Morningstar Alternatives Solution ETF

Supplement dated March 1, 2016

to each fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

As of March 1, 2016, ProShares RAFI Long/Short’s investment objective is as follows: The Fund seeks investment results, before fees and expenses, that track the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

All references to the RAFI US Equity Long/Short Index are removed and replaced with references to the FTSE RAFI US 1000 Long/Short Total Return Index (the “Index”).

The description of the Fund’s Principal Investment Strategies and the description of the RAFI US Equity Long/Short Index are replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the FTSE RAFI US 1000 Long/Short Total Return Index (the “Index”). The Index (Bloomberg Ticker: “FR10LSTR”) allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value.

The long positions of the Index consist of the equity securities in the FTSE RAFI US 1000 Total Return Index (the “Long Index”), and the short positions of the Index consist of short-positions in the securities included in the Russell 1000 Total Return Index (the “Short Index”). The Long Index is a “fundamental” index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index seeks to capitalize on a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities. By obtaining long exposure to a non-capitalization weighted “fundamental” index and short exposure to a market capitalization weighted index in an equal dollar amount, the Index, and therefore the Fund, seeks to deliver the difference in performance (outperformance or underperformance) between the fundamentally weighted index and the market capitalization weighted index. In general, when fundamental weighting is outperforming capitalization weighting, the Index, and therefore the Fund, will have positive performance and vice-versa. The Fund may be an appropriate investment for investors who believe that, over time, fundamental indexes tend to have better performance than capitalization-weighted indexes.

The following replaces the corresponding information in the Summary Prospectus and Statutory Prospectus:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
Investment Advisory Fees	0.75%
Other Expenses	0.59%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.34%
Fee Waiver/Reimbursement*	-0.39%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

* ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2017. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$386	$697	$1,579

INVESTMENT RESULTS

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2012): 5.50%

Worst Quarter (ended 9/30/2011): -5.96%

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2015	Five Year	One Year	Since Inception	Inception Date
Before Taxes	-0.08%	-6.66%	0.61%	12/2/2010
After Taxes on Distributions	-0.33%	-7.01%	0.36%	–
After Taxes on Distributions and Sale of Shares	-0.02%	-3.48%	0.51%	–
RAFI U.S. Equity Long/Short Index*#	1.10%	-5.77%	1.84%	–
FTSE RAFI US 1000 Long/Short Total Return Index#	-0.43%	-3.28%	-0.22%	–

* On February 29, 2016, the Fund’s underlying index changed from the RAFI U.S. Equity Long/Short Index to the FTSE RAFI US 1000 Long/Short Total Return Index. This change was made in order to match the Fund’s underlying index to its Investment Objective.

# Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

The reference to RAFI under the caption “Additional Information on Certain Underlying Indexes” in the Statutory Prospectus is removed.

With regard to ProShares Morningstar Alternatives Solution ETF all references to the RAFI US Equity Long/Short Index are removed and replaced with references to the FTSE RAFI US 1000 Long/Short Total Return Index.

Please retain this Supplement for future reference.